Exhibit 10.27

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment No. 1 to Strategic Collaboration Agreement

This Amendment No. 1 (the “Amendment”), effective as of October 18, 2021 (the “Amendment Date”), amends certain provisions of the Strategic Collaboration Agreement dated November 5, 2020 (the “Agreement”), between Affimed GmbH, a German corporation having its principal office at Im Neuenheimer Feld 582, 69120 Heidelberg, Germany (“Affimed”) and Artiva Biotherapeutics, Inc., a US corporation having its principal office at, 4747 Executive Drive #1150, San Diego, CA 92121, USA (“Artiva”), (Affimed and Artiva each a “Party” and together the “Parties”).

WHEREAS, Affimed and Artiva find it in their respective interests to amend the provisions of the Agreement.

NOW THEREFORE, pursuant to such provision and for consideration duly given, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to the following:

1.	All capitalized terms not defined herein have the same meaning as those in the Agreement;

2.	Except as expressly amended hereby, the Agreement shall continue to remain in full force and effect in accordance with its terms.

3.

Within [***] ([***]) days following the Amendment Date, the Parties shall, via the Steering Committee, prepare and agree on an updated Preclinical Assessment Plans with respect to [***], which shall also include [***]. The Parties agree that activities contemplated by such updated Preclinical Assessment Plan shall be completed by [***].

4.	Section 2.7 of the Agreement is hereby amended and restated in its entire to be as follows:

“Exclusivity. From the Effective Date until the end of the Term, neither Party nor its Affiliates will engage in development and/or commercialization of (i) any co-vialed, co-manufactured or co-cryopreserved combination product containing [***] or (ii) a treatment comprising of co-administration and/ or co-vialed, co-manufactured or co-cryopreserved combination product containing [***], except as provided in this Agreement. Except as otherwise provided in the Agreement or this Amendment, the period of exclusivity shall be extended with respect to any specific Development Candidate for so long as the Development Candidate continues subject to a Preclinical Assessment Plan, Assessment Period, Option Period, or Negotiation Period, during which time neither Party shall engage in development and/or commercialization of any co-vialed, co-manufactured or co-cryopreserved combination product [***]. In addition, in the event that the Parties agree upon Preclinical Assessment Plans for additional Development Candidates during the

Amendment No. 1 – Strategic Collaboration Agreement

***Certain Confidential Information Omitted

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Term, then until the completion of such Preclinical Assessment Plans and any associated Assessment, Option, or Negotiation Periods, neither Party nor its Affiliates will engage in development and/or commercialization of any co-vialed, co-manufactured or co-cryopreserved combination product [***]. For clarity, nothing in this Agreement shall prohibit either Party from developing any monotherapies (including monotherapies based on its Proprietary Compound). In addition the parties agree (i) [***], (ii) [***], and (iii) [***].”

5.	The Parties agree and acknowledge that all Foreground IP shall only be used in the [***] during the Term.

6.

This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document. The Parties agree that signatures transmitted by electronic means (e.g. facsimile or a scanned version of the executed agreement in PDF format attached to an e-mail) shall bind the Parties. This Amendment is otherwise governed by the terms and conditions of the Original Agreement, except as amended hereby.

IN WITNESS WHEREOF, each of the undersigned parties have had this Amendment executed by its duly authorized representatives.

ARTIVA BIOTHERAPEUTICS, INC.	AFFIMED GMBH

By: /s/ Fred Aslan	By: /s/ Wolfgang Fischer

Printed Name: Fred Aslan	Printed Name: Dr. Wolfgang Fischer

Title: CEO	Title: Chief Operating Officer

Email: [***]	Email: [***]

By: /s/ Arndt Schottelius

Printed Name: Dr. Arndt Schottelius

Title: Chief Scientific Officer

Email: [***]

Amendment No. 1 – Strategic Collaboration Agreement

***Certain Confidential Information Omitted